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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report                        Commission File
(Date of earliest event reported):                      Number:

         APRIL 2, 1996                                  0-6054

                         SUMMIT FAMILY RESTAURANTS INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                                            87-0264039
(State or other jurisdiction                       (IRS employer identification
of incorporation or organization)                             number)

                               440 LAWNDALE DRIVE
                           SALT LAKE CITY, UTAH           84115
               (Address of principal executive offices) (Zip Code)

                                 (801) 463-5500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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                         SUMMIT FAMILY RESTAURANTS INC.

         ITEM 5.           OTHER EVENTS.

         On April 2, 1996, Summit Family Restaurants Inc. (the "Company") entered into a Second Amendment to an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with CKE Restaurants, Inc. ("CKE") (the "Second Amendment"). The Second Amendment amends the Merger Agreement dated November 30, 1995, as previously amended January 24, 1996, between the Company and CKE. The Merger Agreement, as amended, provides for the merger of the Company with a wholly-owned subsidiary of CKE, with the Company being the surviving corporation. The execution of the Second Amendment and certain of its terms were publicly announced on April 2, 1996 in a news release included as
Exhibit 20.1 to this Form 8-K.

         On April 4, 1996, CKE purchased 946,714 shares of the Series A Convertible Preferred Stock (the "Preferred Stock") of the Company from ABS MB
(JB) Limited Partnership ("ABS") for $5.27 per share. The shares purchased by CKE represent 100% of the Company's issued and outstanding Preferred Stock, and approximately 16.5% of the Company's total issued and outstanding voting securities. On April 2, 1996 the Company's Board of Directors specifically approved the aquisition of the Preferred Stock by CKE as part of the Second Amendment and also approved a waiver of the Company's right of first refusal to purchase the Preferred Stock. CKE also acquired ABS' rights under the Registration Rights Agreement dated October 27, 1993 between the Company and ABS. The closing of the sale of the Preferred Stock by ABS to CKE was publicly announced on April 5, 1996 in a news release included as Exhibit 20.2 to this Form 8-K.

         The holder of the Preferred Stock has the right to appoint two members to the Company's Board of Directors. The two directors appointed by ABS, William
L. Paternotte and Frederick L. Bryant, have resigned from the Company's Board effective April 4, 1996. At the present time the Company understands that it is CKE's intention to fill the two vacancies on the Company's Board upon consummation of the Merger Agreement, as amended.

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         ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

Exhibit No.                      Description of Exhibit
- -----------                      ----------------------
   2.1 Second Amendment to Agreement and Plan of Merger and Reorganization by and among Summit Family Restaurants Inc. and CKE Restaurants, Inc. dated April 2, 1996

  20.1                  News release dated April 2, 1996:
                        "Summit Family Restaurants and CKE
                        Restaurants Announce Second
                        Amendment to Merger Agreement"

  20.2                  News release dated April 5, 1996:
                        "Summit Family Restaurants Announces
                        CKE Restaurants' Purchase of
                        Outstanding Preferred Shares"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUMMIT FAMILY RESTAURANTS INC.
                                       (Registrant)

Date:  APRIL 4, 1996                   By: /s/ Charlotte L. Miller
       -------------                       -----------------------
                                             Charlotte L. Miller
                                             Senior Vice President and
                                             General Counsel

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                                EXHIBIT INDEX


Exhibit
  No.                        Description of Exhibit
- -------                      ----------------------

Ex.  2.1        Second Amendment to Agreement and Plan of Merger and
                Reorganization by and among Summit Family Restaurants Inc. and
                CKE Restaurants, Inc. dated April 2, 1996

Ex. 20.1 News release dated April 2, 1996: "Summit Family Restaurants and CKE Restaurants Announce Second Amendment to Merger Agreement"

Ex. 20.2 News release dated April 5, 1996: "Summit Family Restaurants Announces CKE Restaurants' Purchase of Outstanding Preferred Shares"